SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 3, 2009

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference in response to this Item 1.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2009, New York Mortgage Trust, Inc. (the “Company”) announced that David A. Akre resigned his positions as Co-Chief Executive Officer and as a member of the Board of Directors (the “Board”) of the Company, effective February 3, 2009.  In connection with Mr. Akre’s resignation, the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) with Mr. Akre that provides for the termination of Mr. Akre’s Employment Agreement with the Company, dated January 18, 2008, a cash payment to Mr. Akre of $250,000 (less applicable withholding taxes), which is payable within one business day of February 11, 2009 and reimbursement of health insurance benefits for Mr. Akre and his dependents until the earlier of August 9, 2010 or the date on which Mr. Akre becomes eligible to receive similar coverage under another employer’s group health insurance coverage.  Under the Separation Agreement, Mr. Akre is subject to certain negative and affirmative covenants, including a non-disclosure covenant with respect to the Company’s confidential information and certain other covenants.   The foregoing summary is qualified in its entirety by reference to the Separation Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on February 3, 2009, the Company’s Board of Directors appointed Steven R. Mumma, the Company’s Co-Chief Executive Officer, President and Chief Financial Officer, as the Company's sole Chief Executive Officer.  Mr. Mumma will retain his positions as President and Chief Financial Officer of the Company and as a member of its Board of Directors.  A description of Mr. Mumma’s prior business experience and background is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2008 and incorporated by reference herein.  A copy of the press release announcing Mr. Akre’s resignation and Mr. Mumma’s appointment as the sole Chief Executive Officer of the Company is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release, by and between New York Mortgage Trust, Inc. and David A. Akre, dated as of February 3, 2009.
99.1	Press Release dated February 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: February 4, 2009	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and General Release, by and between New York Mortgage Trust, Inc. and David A. Akre, dated as of February 3, 2009.
99.1	Press Release dated February 3, 2009.